Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Amendment No. 1 to Registration Statement No. 333-193717 on Form S-1 of our report dated March 2, 2014, relating to the consolidated financial statements of FireEye, Inc. and its subsidiaries appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading “Experts” in the Prospectus.

/s/ DELOITTE & TOUCHE LLP

San Jose, California

March 2, 2014